UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
_________________

Date of Report (Date of earliest event reported): September 29, 2008

ZVUE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32985	98-0430675
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

612 Howard Street, Suite 600
San Francisco, CA		94105
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 495-6470

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 29, 2008, ZVUE Corporation (the “Company”) extended the period of deferment under its standstill agreement (the “Standstill Agreement”) with YA Global Investments, L.P. (“YA Global”), dated July 1, 2008 which was due to expire on September 30, 2008. The period during which the Company’s installment payments to YA Global under certain convertible debentures are deferred under the Standstill Agreement was extended through October 31, 2008. Under the revised Standstill Agreement, the Company has agreed to resume payments under the convertible debentures on November 3, 2008.

Item 8.01 Other Events.

On September 30, 2008, the Company issued a press release announcing the extension of the Standstill Agreement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated September 30, 2008
99.2	Agreement dated as of September 29, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZVUE CORPORATION

Dated: October 3, 2008	By:	/s/ Ulysses S. Curry
Name: Ulysses S. Curry
Title: Chairman & Interim Chief Executive Officer